                                                                    Exhibit 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

  THE                        TO THE HOLDERS OF:
BANK OF                      CORPORATE BOND-BACKED CERTIFICATES
  NEW                        SERIES 1997-BELLSOUTH-1
 YORK                        CLASS A-1 CERTIFICATES
                                                CUSIP NUMBER: 219-87H-AL9

In accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending : JULY 17, 2006

INTEREST ACCOUNT
Balance as of January 17, 2006                                                                  $0.00
      Schedule Income received on securities..................................            $928,438.00
      Unscheduled Income received on securities...............................                  $0.00
      Interest Received on sale of Securties..................................                  $0.00
LESS:
      Distribution to Class A-1 Holders..........................   $925,438.00
      Trustee Fees...............................................     $2,250.00
      Fees allocated for third party expenses....................       $750.00
Balance as of July 17, 2006                                             Subtotal                $0.00


PRINCIPAL ACCOUNT
Balance as of January 17, 2006                                                                  $0.00
      Scheduled Principal payment received on securities.........                         $851,562.00
      Principal received on sale of securities...................                               $0.00
LESS:
      Distribution to Class A-1 Holders..........................   $851,562.00
Balance as of July 17, 2006                                             Subtotal                $0.00
                                                                        Balance                 $0.00

                 UNDERLYING SECURITIES HELD AS OF: July 17, 2006
                 $50,000,000 7.12% Debentures due July 15, 2097
                                    ISSUED BY
                             BELLSOUTH CAP FDG CORP
                             CUSIP# : 079-857-AF5